UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2013

PINNACLE ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13641	95-3667491
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8918 Spanish Ridge Avenue Las Vegas, Nevada	89148
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: (702) 541-7777

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c) and (e)

On May 21, 2013, Pinnacle Entertainment, Inc. (the “Company”), entered into amendments to the employment agreements effective May 21, 2013, with the following executive officers of the Company: Anthony M. Sanfilippo; Carlos A. Ruisanchez; Virginia E. Shanks; John A. Godfrey; and Geno M. Iafrate.

The amendment to Mr. Sanfilippo’s employment agreement increased his base salary from $900,000 to $1,200,000 per year and changed his title from President and Chief Executive Officer of the Company to Chief Executive Officer. The amendment to Mr. Ruisanchez’s employment agreement increased his base salary from $600,000 to $800,000 per year and changed his title from Executive Vice President and Chief Financial Officer of the Company to President and Chief Financial Officer. In addition, the amendment to Ms. Shanks’ employment agreement increased her base salary from $465,000 to $600,000 per year and changed her title from Executive Vice President and Chief Marketing Officer of the Company to Executive Vice President and Chief Administrative Officer. The amendment to Mr. Godfrey’s employment agreement increased his base salary from $475,000 to $525,000 per year. The amendment to Mr. Iafrate’s employment agreement increased his base salary from $416,000 to $525,000 per year. Certain non-substantive language and conforming changes were made to the employment agreements. Other than the amendments to the employments agreements described above, there were no other changes to the compensation or benefits that the executive officers are entitled to receive under their employment agreements.

The information regarding Mr. Ruisanchez that is required by Item 401(b) and (e) of Regulation S-K was disclosed in the Company’s proxy statement filed with the Securities and Exchange Commission on April 9, 2013, and is incorporated herein by reference. There are no arrangements or understandings between Mr. Ruisanchez and any other persons pursuant to which Mr. Ruisanchez was elected as President of the Company. There are no family relationships between Mr. Ruisanchez and any director or executive officer of the Company. There have been no transactions nor are there any proposed transactions between the Company and Mr. Ruisanchez that would require disclosure pursuant to Item 404(a) of Regulation S-K.

The foregoing descriptions of the amendments to the employment agreements with Mr. Sanfilippo, Mr. Ruisanchez, Ms. Shanks, Mr. Godfrey and Mr. Iafrate do not purport to be complete and are qualified in their entirety by reference to the amendments to the employment agreements, which are attached as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description

Exhibit 10.1	Second Amendment to Employment Agreement, dated May 21, 2013, between Pinnacle Entertainment, Inc. and Anthony M. Sanfilippo.

Exhibit 10.2	Second Amendment to Employment Agreement, dated May 21, 2013, between Pinnacle Entertainment, Inc. and Carlos A. Ruisanchez.

Exhibit 10.3	Second Amendment to Employment Agreement, dated May 21, 2013, between Pinnacle Entertainment, Inc. and Virginia E. Shanks.

Exhibit 10.4	First Amendment to Employment Agreement, dated May 21, 2013, between Pinnacle Entertainment, Inc. and John A. Godfrey.

Exhibit 10.5	First Amendment to Employment Agreement, dated May 21, 2013, between Pinnacle Entertainment, Inc. and Geno M. Iafrate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC.
(Registrant)

Date: May 22, 2013	By:	/s/ Elliot D. Hoops
Elliot D. Hoops
Vice President and Legal Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 10.1	Second Amendment to Employment Agreement, dated May 21, 2013, between Pinnacle Entertainment, Inc. and Anthony M. Sanfilippo.

Exhibit 10.2	Second Amendment to Employment Agreement, dated May 21, 2013, between Pinnacle Entertainment, Inc. and Carlos A. Ruisanchez.

Exhibit 10.3	Second Amendment to Employment Agreement, dated May 21, 2013, between Pinnacle Entertainment, Inc. and Virginia E. Shanks.

Exhibit 10.4	First Amendment to Employment Agreement, dated May 21, 2013, between Pinnacle Entertainment, Inc. and John A. Godfrey.

Exhibit 10.5	First Amendment to Employment Agreement, dated May 21, 2013, between Pinnacle Entertainment, Inc. and Geno M. Iafrate.